Tema American Reshoring ETF (RSHO)
Tema Durable Quality ETF (TOLL)
Team Heart & Health ETF (HRTS)
Formerly the Tema GLP-1, Obesity & Cardiometabolic ETF

 Tema Oncology ETF (CANC)
Tema Electrification ETF (VOLT)
Tema S&P 500 Historical Weight ETF Strategy (DSPY)
Tema International Durable Quality ETF (ITOL)
Tema International Defense Innovation ETF (GDFN)

Tema Alternative Asset Managers ETF (AAUM)

each a series of Tema ETF Trust

Supplement dated December 31, 2025 to the

Statement of Additional Information (“SAI”) dated:

June 27, 2025	Tema American Reshoring ETF (RSHO), Tema Durable Quality ETF (TOLL), Team Heart & Health ETF (HRTS) Formerly the Tema GLP-1, Obesity & Cardiometabolic ETF), Tema Oncology ETF (CANC), Tema S&P 500 Historical Weight ETF Strategy (DSPY)
May 5, 2025 as amended August 6, 2025	Tema Alternative Asset Managers ETF (AAUM)
September 9, 2025	Tema International Durable Quality ETF (ITOL)
September 23, 2025	Tema International Defense Innovation ETF (GDFN)
June 27, 2025 as amended December 11, 2025	Tema Electrification ETF (VOLT)

Effective January 1, 2026:

The following replaces the chart in the SAI entitled “Interested Trustees and Officers” under the heading “BOARD OF TRUSTEES OF THE TRUST”:

Interested Trustees and Officers

The address of each trustee is c/o Tema ETF Trust, Brookfield Place, 200 Vesey Street, Suite 24106, New York, NY 10281. Each Trustee serves for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents.

Name, Year of Birth, and Position(s) held with the Trust	Length of Time Served	Principal Occupation(s) During The Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During Past Five Years
Maurits Pot* 1988	Since January 2026	Founder, Director, Chief Investment Officer and Portfolio Manager, Tema ETFs LLC, December 2024 – present); Founder, Director and Chief Investment Officer, Tema Global Limited (June 2021 - present); Dawn Global (Chief Executive Officer, June 2021 – present); Kingsway Capital (Partner, February 2016 – September 2021).	9	None

*Indicates an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Pot is deemed to be an interested person due to his senior leadership positions with the Fund’s investment adviser.

The following replaces the chart in the SAI entitled “Officer Information” under the heading “BOARD OF TRUSTEES OF THE TRUST”:

Officer Information

The Officers of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

The address for each officer is c/o Tema ETF Trust, Brookfield Place, 200 Vesey Street, Suite 24106, New York, NY 10281. Each officer of serves for a one-year term or until their successors are elected and qualified.

Officer’s Name, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During The Past Five Years
Maurits Pot 1988	President and Chairman	President since January 2026; Chairman since inception	Founder, Director, Chief Investment Officer and Portfolio Manager, Tema ETFs LLC, December 2024 – present); Founder, Director and Chief Investment Officer, Tema Global Limited (June 2021 – present); Dawn Global (Chief Executive Officer, June 2021 – present); Kingsway Capital (Partner, February 2016 – September 2021).
Garrett Paolella 1986	Secretary	Since inception	Co-Founder & Managing Partner, NEOS Investments (March 2022 – Present); Managing Partner, Intersect Capital Management (January 2021 – Present); Partner, Slate Hill Partners (October 2020 – Present); Managing Director and Portfolio Manager, Harvest Volatility Management (June 2018 – July 2023); Managing Director, Horizons ETFs USA (October 2016 – June 2018).
Troy Cates 1976	Assistant Secretary	Since inception	Co-Founder & Managing Partner, NEOS Investments (March 2022 – Present); Managing Director and Portfolio Manager, Harvest Volatility Management (June 2018 – July 2023); Managing Director, Horizons ETFs USA (October 2016 – June 2018).
Kyle Childress 1990	Assistant Secretary	Since January 2026	Chief Operating Officer, Tema ETFs LLC (November 2025 – Present); Deputy Chief Operating Officer and Head of Operations, Key Square Capital Management (February 2022 – March 2025); Execution Trader, Key Square Capital Management (July 2017 – February 2022).
Jack Huntington* 1970	Chief Compliance Officer	Since January 2026	Director, Vigilant Officers, LLC (December 2025 – Present); Vice President of Fund Governance and Compliance, Tidal Financial Group (September 2025 – December 2025); Senior Principal Consultant and Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (October 2015 – September 2025).
Josh Hunter** 1981	Treasurer	Since inception	Senior Principal Consultant and Fund Principal Financial Officer & Treasurer, Foreside Fund Officer Services, LLC (July 2015 – Present).

* Mr. Huntington serves as an officer to other unaffiliated funds.

** Mr. Hunter serves as an officer to other unaffiliated funds for which the Distributor (or its affiliates) acts as distributor (or provider of other services).

The following replaces the chart before the final paragraph of the section entitle “Interested Trustees and Officers” of the SAI under the heading “BOARD OF TRUSTEES OF THE TRUST”:

Name of Trustee	Dollar Range of Equity Securities in the Trust (as of December 31, 2024)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (as of December 31, 2024)
Maurits Pot	None	None
John Jacobs	None	None
Richard Keary	None	None
Robert Sherry	None	None

This Supplement dated December 31, 2025 and each Prospectus and SAI as dated above, provide relevant information for all shareholders and should be retained for future reference. These documents have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling the Fund at (833) 833-1311.